UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 10, 2014

FIVE STAR QUALITY CARE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-16817	04-3516029
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-796-8387

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, references to “we” or “our” refer to Five Star Quality Care, Inc. and its consolidated subsidiaries, and references to “SNH” refer to Senior Housing Properties Trust and its consolidated subsidiaries.

Item 1.01.  Entry into a Material Definitive Agreement.

As previously disclosed in our periodic reports, we and SNH have entered into three agreements that combine our management agreements with SNH for communities that include assisted living units, or the AL Pooling Agreements. The second AL Pooling Agreement previously included the management agreement pursuant to which we manage SNH’s assisted living community known as Villa Valencia. On July 10, 2014, we entered into an agreement with SNH, or the Villa Valencia Agreement, pursuant to which the management agreement for Villa Valencia was removed from the second AL Pooling Agreement as of July 1, 2014. That management agreement continues to be in effect and was not otherwise affected by the Villa Valencia Agreement.

Concurrent and in connection with entering into the Villa Valencia Agreement, we and SNH entered into the Fifth Amendment to the Amended and Restated Master Lease Agreement (Lease No. 4), which amendment we refer to as the Master Lease Amendment, and which lease, as amended by the Master Lease Amendment, we refer to as Lease No. 4.  Pursuant to the Master Lease Amendment, we and SNH added a third option for us to extend the term of Lease No. 4 from May 1, 2047 to April 30, 2062.  In addition, we exercised the first of our existing options to extend the term of Lease No. 4, extending the term from April 30, 2017 to April 30, 2032. Under Lease No. 4, we lease 29 senior living communities from SNH.

Also on July 10, 2014, we entered into an amendment to our management agreements with SNH that include assisted living units, or the Amendment to AL Management Agreements, to (i) extend the term of each of the management agreements between us and SNH for Villa Valencia and the 19 assisted living communities currently included in the second AL Pooling Agreement from December 31, 2031 to December 31, 2033 and (ii) extend the term of the management agreement between us and SNH for the senior living community known as Willow Pointe, which is currently included in the third AL Pooling Agreement, from December 31, 2031 to December 31, 2035. On July 10, 2014, we also entered into an amendment to our management agreements with SNH that include only independent living units, or the Amendment to IL Management Agreements, to extend the term of the management agreements between us and SNH for two independent living communities from December 31, 2031 to December 31, 2032.

The terms of the Villa Valencia Agreement, the Master Lease Amendment, the Amendment to AL Management Agreements and the Amendment to IL Management Agreements were approved by our Independent Directors and Board of Directors and by the independent trustees and board of trustees of SNH.

The foregoing descriptions of the Villa Valencia Agreement, the Master Lease Amendment, the Amendment to AL Management Agreements and the Amendment to IL Management Agreements are not complete and are subject to and qualified in their entirety by reference to the Villa Valencia Agreement, the Master Lease Amendment, the Amendment to AL Management Agreements and the Amendment to IL Management Agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 99.1, respectively, to this Current Report and incorporated herein by reference.   Copies of our forms of management agreement for our assisted living communities and independent living communities and copies of our leases with SNH, including Lease No. 4, are publicly available as exhibits to our public filings with the Securities and Exchange Commission, or SEC, and are accessible at the SEC’s website.

Information Regarding Certain Relationships and Related Transactions

For further information about our relationships and transactions with SNH and others affiliated with or related to SNH, please see our Amendment No. 1 to our Annual Report on Form 10-K/A for the year ended December 31, 2012, or the Annual Report, our definitive Proxy Statement for the Annual Meeting of Stockholders held on May 16, 2013, or the Proxy Statement, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, or the Quarterly Report, our Current Report on Form 8-K dated September 19, 2013, and our other filings with the SEC, including Note 15 to the

Consolidated Financial Statements included in the Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of the Annual Report, the section captioned “Related Person Transactions and Company Review of Such Transactions” and the information regarding our Directors and executive officers in the Proxy Statement, Note 9 to the Condensed Consolidated Financial Statements included in the Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of the Quarterly Report. In addition, please see the section captioned “Risk Factors” of the Annual Report for a description of risks that may arise from these transactions and relationships. Our filings with the SEC, including the Annual Report, the Proxy Statement and the Quarterly Report, are available at the SEC’s website at www.sec.gov. Copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, www.sec.gov.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1                        Villa Valencia Agreement, dated July 10, 2014, between SNH SE Tenant Inc. and certain other subsidiaries of Senior Housing Properties Trust and FVE Managers, Inc.

10.2                        Fifth Amendment to Amended and Restated Master Lease Agreement (Lease No. 4), dated July 10, 2014, among certain subsidiaries of Senior Housing Properties Trust, as Landlord, and certain subsidiaries of Five Star Quality Care, Inc., as Tenant.

10.3                        Amendment to AL Management Agreements, dated July 10, 2014, between FVE Managers, Inc. and certain subsidiaries of Senior Housing Properties Trust.

99.1                        Amendment to IL Management Agreements, dated July 10, 2014, between FVE IL Managers, Inc. and certain subsidiaries of Senior Housing Properties Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC.

By:	/s/ Paul V. Hoagland
Name:	Paul V. Hoagland
Title:	Treasurer and Chief Financial Officer

Date:  July 10, 2014